UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 22, 2016

Citigroup Commercial Mortgage Trust 2016-C3
(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001687605)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)
Barclays Bank PLC
(Central Index Key number: 0000312070)
Cantor Commercial Real Estate Lending, L.P.
(Central Index Key number: 0001558761)
Rialto Mortgage Finance, LLC
(Central Index Key number: 0001592182)
(Exact name of sponsors as specified in their charters)

Delaware	333-207132-08	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2016 (the “Closing Date”), Citigroup Commercial Mortgage Trust 2016-C3 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2016-C3, Commercial Mortgage Pass-Through Certificates, Series 2016-C3, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated November 17, 2016 and filed with the Securities and Exchange Commission (the “Commission”) on November 17, 2016 (the “November 17, 2016 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the 101 Hudson Street Loan Combination was required to be serviced and administered pursuant to the WFCM 2016-C36 Pooling and Servicing Agreement, which is the servicing agreement for the WFCM 2016-C36 securitization trust (into which a 101 Hudson Street Companion Loan was deposited). The WFCM 2016-C36 Pooling and Servicing Agreement was filed as Exhibit 4.3 to the November 17, 2016 Form 8-K.

On November 22, 2016, the 101 Hudson Street Controlling Pari Passu Companion Loan was contributed to the commercial mortgage securitization transaction involving the issuance of the Morgan Stanley Capital I Trust 2016-BNK2, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2 (the “MSC 2016-BNK2 Certificates”). Upon the issuance of the MSC 2016-BNK2 Certificates, the servicing and administration of the 101 Hudson Street Loan Combination is required to be transferred from the WFCM 2016-C36 Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the MSC 2016-BNK2 Certificates, dated as of November 1, 2016 (the “MSC 2016-BNK2 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor (the “MSC 2016-BNK2 Depositor”), Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The MSC 2016-BNK2 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the MSC 2016-BNK2 Depositor, is attached hereto as Exhibit 4.1.

As of the Closing Date, the Potomac Mills Loan Combination and the Hill7 Office Loan Combination were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On November 22, 2016, each of the Potomac Mills Controlling Pari Passu Companion Loan and the Hill7 Office Controlling Pari Passu Companion Loan was contributed to the commercial mortgage securitization transaction involving the issuance of the CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6 (the “CFCRE 2016-C6 Certificates”). Upon the issuance of the CFCRE 2016-C6 Certificates, the servicing and administration of the Potomac Mills Loan Combination and the Hill7 Office Loan Combination are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the CFCRE 2016-

 C6 Certificates, dated as of November 1, 2016 (the “CFCRE 2016-C6 Pooling and Servicing Agreement”), between CCRE Commercial Mortgage Securities, L.P., as depositor (the “CFCRE 2016-C6 Depositor”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The CFCRE 2016-C6 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the CFCRE 2016-C6 Depositor, is attached hereto as Exhibit 4.2.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 4.1	MSC 2016-BNK2 Pooling and Servicing Agreement
Exhibit 4.2	CFCRE 2016-C6 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2016	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-C3 - Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	MSC 2016-BNK2 Pooling and Servicing Agreement	(E)
4.2	CFCRE 2016-C6 Pooling and Servicing Agreement	(E)